                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 12, 2006

                         FIRST FEDERAL BANCSHARES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                        0-30753                37-1397683
      --------                      -----------              ----------
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)

                109 East Depot Street, Colchester, Illinois 62326
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (309) 776-3225
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION
               ---------------------------------------------

      On May 12, 2006, First Federal Bancshares, Inc. announced its financial results for the quarter ended March 31, 2006. The press release announcing financial results for the quarter ended March 31, 2006 is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.
               ---------------------------------

      Exhibit 99.1      Press Release Dated May 12, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FIRST FEDERAL BANCSHARES, INC.




Date:  May 15, 2006                     By: /s/ Cathy D. Pendell
                                            ------------------------------------
                                            Cathy D. Pendell
                                            Treasurer